Themes Robotics & Automation ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 99.3%	Shares	Value
Consumer Discretionary Products - 3.7%
Toyota Industries Corp.	300	$33,957

Industrial Products - 65.1%(a)
Amada Co. Ltd.	2,600	28,446
ANDRITZ AG	412	30,623
Daifuku Co. Ltd.	1,100	28,431
Esab Corp.	207	24,954
FANUC Corp.	1,100	30,096
Fortive Corp.	366	19,080
GEA Group AG	403	28,198
Haitian International Holdings Ltd.	10,400	27,027
Halma PLC	709	31,143
Hexagon AB - Class B	2,815	28,314
Japan Steel Works Ltd.	600	34,461
JBT Marel Corp.	250	30,065
Kadant, Inc.	75	23,809
Kennametal, Inc.	1,251	28,723
Keyence Corp.	42	16,869
Konecranes Oyj	400	31,734
Makino Milling Machine Co. Ltd.	300	23,978
OKUMA Corp.	1,200	30,582
Ralliant Corp. (b)	122	5,916
Rockwell Automation, Inc.	103	34,214
Valmet Oyj	924	28,593
Yokogawa Electric Corp.	1,200	32,124
		597,380

Tech Hardware & Semiconductors - 30.5%(a)
Ambarella, Inc. (b)	543	35,873
Credo Technology Group Holding Ltd. (b)	618	57,221
MACOM Technology Solutions Holdings, Inc. (b)	241	34,533
NVIDIA Corp.	213	33,652
QUALCOMM, Inc.	169	26,915
Semtech Corp. (b)	903	40,761
Teledyne Technologies, Inc. (b)	51	26,128
Topcon Corp.	1,100	24,948
		280,031
TOTAL COMMON STOCKS (Cost $767,099)		911,368

SHORT-TERM INVESTMENTS - 0.5%		Value
Money Market Funds - 0.5%	Shares
First American Treasury Obligations Fund - Class X, 4.24% (c)	4,944	4,944
TOTAL SHORT-TERM INVESTMENTS (Cost $4,944)		4,944

TOTAL INVESTMENTS - 99.8% (Cost $772,043)		916,312
Other Assets in Excess of Liabilities - 0.2%		2,082
TOTAL NET ASSETS - 100.0%		$918,394
two		–%
Percentages are stated as a percent of net assets.		–%

PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Themes Robotics & Automation Airlines ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	911,368	–	–	911,368
Money Market Funds	4,944	–	–	4,944
Total Investments	916,312	–	–	916,312

Refer to the Schedule of Investments for further disaggregation of investment categories.